UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2015

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2015, the Board of Directors (the “Board”) of Ambac Financial Group, Inc. (the "Company") appointed Alexander D. Greene to the Board. A copy of the Company’s press release announcing this information is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Greene has also been appointed as a member of the Audit Committee and Compensation Committee of the Board.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is filed as part of this Current Report on form 8-K:

	Exhibit Number	Description of Exhibit

	99.1	Press Release dated: April 2, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	April 2, 2015	By:	/s/ William J. White
First Vice President, Secretary, and Assistant General Counsel

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated: April 2, 2015